UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2007 (November 5, 2007)
Crown Crafts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Asset Purchase Agreement
Noncompetition and Non-Disclosure Agreement
Warehousing Agreement
Transition Services Agreement
First Amendment to Financing Agreement
First Amendment to Mortgage, Assignment of Leases and Rents, and Security Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     (a) Purchase Agreement
     On November 5, 2007 (the “Closing Date”), Crown Crafts Infant Products, Inc. (“CCIP”), a wholly-owned subsidiary of Crown Crafts, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Springs Global US, Inc. (“Springs”) pursuant to which CCIP purchased certain assets from, and assumed certain liabilities of, Springs with respect to Springs’ infant and toddler product line. On the Closing Date, CCIP paid Springs approximately $12.4 million for such assets, which included inventory, intellectual property and certain related assets as specified in the Purchase Agreement. The final purchase price is subject to adjustment pending the completion by the parties of a final inventory valuation as of the Closing Date.
     On the Closing Date, CCIP and Springs also entered into a Noncompetition and Non-Disclosure Agreement (the “Noncompete Agreement”), a Warehousing Agreement (the “Warehousing Agreement”) and a Transition Services Agreement (the “Transition Services Agreement”). Pursuant to the Noncompete Agreement, Springs is restricted in its ability to engage in certain business activities related to infant and toddler products. Pursuant to the Warehousing Agreement and the Transition Services Agreement, Springs will warehouse and distribute purchased products on CCIP’s behalf for a period of six months.
     The descriptions contained herein of the Purchase Agreement, the Noncompete Agreement, the Warehousing Agreement and the Transition Services Agreement are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.
     (b) Financing Agreement
     On the Closing Date, the Company and its wholly-owned subsidiaries, CCIP, Churchill Weavers, Inc. and Hamco, Inc. (collectively, the “Subsidiaries,” and together with the Company, the “Borrowers”), entered into a First Amendment to Financing Agreement (the “First Amendment”) with The CIT Group/Commercial Services, Inc. (“CIT”) to amend that certain Financing Agreement between the Borrowers and CIT dated July 11, 2006 (the “Financing Agreement”) to increase the maximum principal amount of the revolving line of credit under the Financing Agreement, as amended, from $22 million to $26 million, to extend the term of such revolving line of credit one year to July 11, 2010 and to provide for a $5 million term loan due November 1, 2009. In addition, the Borrowers and CIT entered into a First Amendment to Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement (the “Amended Mortgage”) on the Closing Date that amended that certain Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to CIT.
     The descriptions contained herein of the First Amendment and the Amended Mortgage are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth in part (a) of Item 1.01 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in part (b) of Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a)–(b)Financial Statements of Businesses Acquired and Pro Forma Financial Information.
     No later than 71 calendar days after this Current Report is required to be filed, the Company shall file by amendment to this Current Report any financial statements and pro formal financial information required to be filed in connection with the acquisition reported in Item 2.01 above.
     (d) Exhibits.
2.1	Asset Purchase Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.1	Noncompetition and Non-Disclosure Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.2	Warehousing Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.3	Transition Services Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.4	First Amendment to Financing Agreement dated as of November 5, 2007 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.5	First Amendment to Mortgage, Assignment of Leases and Rents, and Security Agreement dated November 5, 2007 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc.

99.1	Press Release dated November 5, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
By:	/s/ Amy Vidrine Samson
Amy Vidrine Samson,
Vice President and Chief Financial Officer Chief Accounting Officer

Dated: November 9, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Asset Purchase Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.1	Noncompetition and Non-Disclosure Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.2	Warehousing Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.3	Transition Services Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc.

10.4	First Amendment to Financing Agreement dated as of November 5, 2007 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.5	First Amendment to Mortgage, Assignment of Leases and Rents, and Security Agreement dated November 5, 2007 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc.

99.1	Press Release dated November 5, 2007.

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